                                                                   EXHIBIT 10.23


     REGISTRATION RIGHTS AGREEMENT (this "Agreement") made and entered into as of March 11, 1996, by and between NTN Communications, Inc., a Delaware corporation (the "Corporation"), and Symphony IWN Investment LLC (the "Investor"), with reference to the following facts:

     A. The Investor has the right to acquire shares of the common stock, $.005 par value per share, of the Corporation (the "Common Stock") pursuant to a Warrant to Purchase Common Stock of even date.

     B. The Corporation and the Investor desire to set forth the Investor's rights in connection with certain public offerings and sales of the Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the Corporation and the Investor hereby agree as follows:

     SECTION 1.  Definitions.  As used in this Agreement, the following terms
                 -----------
shall have the following meanings:

          (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          (c) "Investment Agreement" means Investment Agreement, of even date herewith, among the Corporation, IWN, Inc. and the Investor.

          (d) "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

          (e) "Person" shall mean any individual, corporation, partnership, limited liability company, trust, estate, association, cooperative, government or governmental entity or any other entity.

          (f) "Primary Shares" means at any time the authorized but unissued shares of Common Stock.

          (g) "Registrable Shares" means (i) the shares of Common Stock or other securities issued or issuable upon the exercise of the Warrant ("Warrant Shares") or (ii) any Common Stock or other securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a

                                      1.

combination of shares, recapitalization, merger, consolidation or other reorganization held by the Investor. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has a right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restriction or limitation upon the exercise of such right), whether or not such acquisition has been effected.

          (h) "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

          (i) "Restricted Shares" means at any time the shares of Common Stock held by the Investor which have been acquired upon exercise of the Warrant and which theretofore have not been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

          (j) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (including Rule 144A under the Securities Act), all as the same shall be in effect from time to time.

          (k) "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

          (l) "Transfer" means any disposition of any Restricted Shares (or of any interest therein) which would constitute a sale thereof within the meaning of the Securities Act, other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

          (m) "Warrant" means the Warrant to Purchase Common Stock of the Corporation purchased by the Investor pursuant to the Investment Agreement.

     SECTION 2.  Demand Registration.  On or before May __, 1996, the
                 -------------------
Corporation shall file a Registration Statement on Form S-3 under the Securities Act covering all of the Warrant Shares and use its best efforts to cause such Registration Statement to thereafter be declared effective under the Securities Act (a "Demand Registration"). The registration shall not be counted as a Demand Registration until it has become effective with respect to all of the Warrant Shares; provided, however, that in any event the Corporation shall pay all Registration Expenses (as defined in Section 5 herein) in connection with any registration initiated as a Demand Registration pursuant to this Section 2 whether or not it has become effective. The foregoing notwithstanding, the Corpo-

                                      2.

ration shall not be obligated to effect a Demand Registration except in accordance with the following provisions:

          (a) the Corporation shall not be obligated to file and cause to become effective (i) more than one registration statement initiated pursuant to this Section 2 pursuant to which all Warrant Shares have been effectively registered for sale thereunder (irrespective of whether they are so sold);

          (b) with respect to any registration pursuant to this Section 2, the Corporation may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that
- --------  -------
the inclusion of all Warrant Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Warrant Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i)   first, the Warrant Shares;

               (ii)  second, the Primary Shares; and

               (iii) third, the Other Shares; and

          (c) the distribution of Warrant Shares, Primary Shares and Other Shares, if any, to be included in such registration shall be effected by means of a firm commitment underwriting, and the Corporation, the Investor and any holders of Other Shares to be registered by such registration statement shall enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Investor from a list of such underwriters provided by the Investor to the Corporation for its approval, which shall not unreasonably be withheld.

     SECTION 3.  Piggyback Registration.  (a) If the Corporation proposes for
                 ----------------------
any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4, Form S-8 or other limited-purpose form promulgated under the Securities Act) at any time at which all Warrant Shares have not theretofore been included in a registration statement under Section 2, it shall promptly give written notice to the Investor of its intention to do so and, upon the written request, given within 15 days after delivery of any such notice by the Corporation, of the Investor to include in such registration any such Warrant Shares or other Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration ("Piggyback Registration"); provided, however, that if the managing underwriter advises the Corporation or
- --------  -------
the Board of Directors of

                                      3.

the Corporation otherwise determines in good faith that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i)   first, the Primary Shares; and
                     -----

               (ii)  second, the Registrable Shares and the Other Shares
                     ------
requested to be included in such registration pro rata in accordance with the total number of such Registrable Shares and Other Shares.

          (b) If the distribution of Primary Shares, Registrable Shares and Other Shares, if any, to be included in such registration is to be effected by means of an underwriting, the Corporation, the Investor and any holders of Other Shares to be registered by such registration statement shall enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Corporation.

     SECTION 4.  Preparation and Filing.  If and whenever the Corporation is
                 ----------------------
under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

          (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective until all of such Registrable Shares have been disposed of;

          (b) furnish, at least three business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to the Investor's counsel (which documents shall be subject to the review and comment of such counsel), copies of all such documents proposed to be filed (it being understood that such three-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investor's counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until all of such Registrable Shares have been disposed of, to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares and notify each holder of Registrable

                                      4.

Shares of the effectiveness of each registration statement filed hereunder;

          (d) notify in writing the Investor's counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or sup plementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and
(iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Shares; provided, however,
                                                             --------  -------
that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e);

          (f) furnish to the Investor such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

          (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Investor to consummate the disposition of such Registrable Shares;

          (h) notify the Investor on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investor, prepare and furnish to the Investor a reasonable number of copies of a sup-

                                      5.

plement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) make available for inspection by the Investor, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investor or any underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspectors in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. the Investor agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

          (k) use its best efforts to obtain from the Corporation's counsel an opinion or opinions in customary form;

          (l) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

          (m) issue to any underwriter to which the Investor may sell shares in such offering certificates evidencing such Registrable Shares;

          (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the Automated Quotation System of

                                      6.

the National Association of Securities Dealers, Inc. (the "NASDAQ") or such other national securities exchange as the Investor shall request;

          (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     The above shall be done at the effectiveness of such registration statement and each closing under any underwriting or similar agreement as and to the extent reasonably required thereunder and from time to time as may be reasonably requested by any selling holder in connection with the disposition of Registrable Shares pursuant to a registration statement.

     SECTION 5.  Expenses.  All expenses incurred by the Corporation in
                 --------
complying with Sections 2 and 3 ("Registration Expenses"), including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and Corporation's accountants and reasonable fees and disbursements of counsel to the holders of Registrable Shares (provided that the Corporation shall not be obligated to pay fees or disbursements of more than one counsel to the holders), shall be paid by the Corporation; provided, however, that underwriting discounts
                                  --------  -------
and selling commissions applicable to the Registrable Shares shall not be borne by the Corporation but shall be borne solely by the Investor or, to the extent the securities of other holders are included in any registration statement, then such underwriting discounts and commissions shall be equally borne by all sellers of such securities thereunder.

     SECTION 6.  Indemnification.  In connection with any registration of any
                 ---------------
Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the Investor, each underwriter, broker or any other person acting on behalf of the Investor, including, but not limited to, its directors, officers, employees and agents and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)

                                      7.

arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the Investor, such underwriter, such broker or such other person acting on behalf of the Investor and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with information furnished to the Corporation by the Investor or underwriter specifically for use in the preparation thereof.

     In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 6) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the Investor and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by the Investor specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such
- --------  -------
indemnification shall be limited, in the case of the Investor, to an amount equal to the aggregate public offering price

                                      8.

of the Registrable Shares offered by him pursuant to such registration.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 6, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement, unless such failure actually prejudices the ability of the indemnifying party to defend the action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified
                                     --------  -------
party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6. No indemnifying party, in the defense of any such claim or litigation, shall consent to entry of judgment or enter into any settlement with respect to such claim or litigation without the consent of the indemnified party.

     If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the

                                      9.

omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, the liability of any
                                    --------  -------
holder of Registrable Shares for indemnification or contribution under this Section shall be individual to each holder and shall not exceed an amount equal to the number of shares sold by such holder of Registrable Shares multiplied by the public offering price per share which he receives in the offering.

     SECTION 7.  Underwriting Agreement.  Notwithstanding the provisions of
                 ----------------------
Sections 4, 5 and 6, to the extent that the Investor shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such underwriting or similar agreement shall control as to the party or parties so entering into such underwriting agreement.

     SECTION 8.  Information by Investor.  The Investor shall furnish to the
                 -----------------------
Corporation such written information regarding the Investor and the distribution proposed by the Investor as the Corporation may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 9.  Termination.  This Agreement shall terminate and be of no
                 -----------
further force or effect at the first date as of which all of the Restricted Shares may be sold publicly during any 90-day period pursuant to Rule 144.

     SECTION 10.  Successors and Assigns.  This Agreement shall bind and inure
                  ----------------------
to the benefit of the Corporation, the Investor and, subject to Section 11, the respective successors and assigns of the Corporation and the Investor.

     SECTION 11.  Assignment.  The rights to cause the Corporation to register
                  ----------
all or any portion of Registrable Securities pursuant to this Agreement may be assigned by the Investor to a permitted transferee or assignee of 50% or more, in the aggregate, of the Warrant Shares. Within a reasonable time after such transfer, the Investor shall notify the Corporation of the name and address of such transferee or assignee and the Warrant Shares with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Any transferee shall agree in writing at the time of transfer to be bound by the provisions of this Agreement.

     SECTION 12.  Entire Agreement.  This Agreement and the Investment
                  ----------------
Agreement, and the other writings referred to therein or delivered pursuant thereto, contain the entire agreement among the parties with respect to the subject matter hereof and supersede all

                                      10.

prior and contemporaneous arrangements or understandings with respect thereto.

     SECTION 13.  Notices.  All notices, requests, consents and other
                  -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

               (i)  if to the Corporation:

                    NTN Communications, Inc.
                    5966 La Place Court
                    Carlsbad, California  92008
                    Attention: Chief Executive Officer
                    Telecopier No.: 619-929-5289

                    with a copy to:

                    Troy & Gould Professional Corporation
                    1801 Century Park East
                    16th Floor
                    Los Angeles, CA 90067
                    Attention:  William D. Gould, Esq.
                    Telecopier No.: 310-201-4746

              (ii)  if to the Investor:

                    Symphony Management Associates, Inc.
                    900 Bestgage Road, Suite 400
                    Annapolis, Maryland  21401
                    Attention:  Chief Executive Officer
                    Telecopier No.: 410-573-5205

                    with a copy to:

                    Stradley, Ronon, Stevens & Young, LLP
                    2600 One Commerce Square
                    Philadelphia, Pennsylvania  19103
                    Attn:  William Sasso, Esq.
                    Telecopier No.: 215-564-8120


All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the fifth business day after the posting thereof.

                                      11.

     SECTION 14.  Modifications; Amendments; Waivers.  The terms and provisions
                  ----------------------------------
of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and the Investor.

     SECTION 15.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 16.  Headings.  The headings of the various sections of this
                  --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 17.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly therein.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                         NTN Communications, Inc.



                         By:    /s/ Patrick J. Downs
                             --------------------------------
                             Name: Patrick J. Downs
                             Its:  President


                         Symphony IWN Investment LLC



                         By:  /s/ Valerie S. Hart
                             --------------------------------
                             Name: Valerie S. Hart
                             Its:  Vice President and
                                   Secretary

                                      12.